                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                          ---------------------------


                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: September 15, 1998
                                       ------------------



                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)



           Virginia                                   0-25762                           54-1719855
-------------------------------                    -------------                    -------------------
(State or other jurisdiction of                    (Commission                       (IRS Employer
        incorporation)                              File Number)                    Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                                         23060
--------------------------------------------------                                     -------------
   (Address of principal executive offices)                                              (Zip Code)


              (Registrant's telephone number, including area code):
                                 (804) 967-1000



         (Former name or former address, if changed since last report):
                                 Not Applicable

     ITEM 5.        OTHER EVENTS.
                    The August 1998 monthly Certificateholder's Statements to investors were distributed September 15, 1998.


     ITEM 7 (c).    EXHIBITS

                    The following are filed as exhibits to this Report under
                     Exhibit 20:

                    1.  August Performance Summary
                    2.  Series 1993-1 Class A and Class B Certificateholder's
                         Statements for the month of August 1998.
                    3.  Series 1993-4 Class A and Class B Certificateholder's
                         Statements for the month of August 1998.
                    4.  Series 1994-3 Class A and Class B Certificateholder's
                         Statements for the month of August 1998.
                    5.  Series 1994-A Certificateholders' Statement for the
                         month of August 1998.
                    6.  Series 1995-1 Class A and Class B Certificateholder's
                         Statements for the month of August 1998.
                    7.  Series 1995-2 Class A and Class B Certificateholder's
                         Statements for the month of August 1998.
                    8.  Series 1995-3 Class A and Class B Certificateholder's
                         Statements for the month of August 1998.
                    9.  Series 1996-1 Class A and Class B Certificateholder's
                         Statements for the month of August 1998.
                    10. Series 1996-2 Class A and Class B Certificateholder's
                         Statements for the month of August 1998.
                    11. Series 1996-3 Class A and Class B Certificateholder's
                         Statements for the month of August 1998.
                    12. Series 1997-1 Class A and Class B Certificateholder's
                         Statements for the month of August 1998.
                    13. Series 1997-2 Class A and Class B Certificateholder's
                         Statements for the month of August 1998.
                    14. Series 1998-1 Class A and Class B Certificateholder's
                         Statements for the month of August 1998.
                    15. Series 1998-2 Class A and Class B Certificateholder's
                         Statements for the month of August 1998

                    16. Series 1998-3 Class A and Class B Certificateholder's
                         Statement for the month of August 1998
                    17. Trust Excess Spread Analysis





                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        CAPITAL ONE MASTER TRUST

                                        By:  CAPITAL ONE BANK
                                             Servicer


                                        By:  /s/ David M. Willey
                                             -----------------------------------
                                             David M. Willey
                                             Senior Vice President and Treasurer
Date: September 15, 1998

                                INDEX TO EXHIBITS

                                                                    SEQUENTIALLY
EXHIBIT                                                             NUMBERED
NUMBER        EXHIBITS                                              PAGE
------        --------                                              ------------


     1        August Performance Summary                                 07

     2        Series 1993-1 Class A and Class B Certificate-
              holder's Statements for the month of August 1998           09

     3        Series 1993-4 Class A and Class B Certificate-
              holder's Statements for the month of August 1998           11

     4        Series 1994-3 Class A and Class B Certificate-
              holder's Statements for the month of August 1998           13

     5        Series 1994-A Certificateholder's Statement for
              the month of August 1998                                   15

     6        Series 1995-1 Class A and Class B Certificate-
              holder's Statements for the month of August 1998           16

     7        Series 1995-2 Class A and Class B Certificate-
              holder's Statements for the month of August 1998           18

     8        Series 1995-3 Class A and Class B Certificate-
              holder's Statements for the month of August 1998           20

     9        Series 1996-1 Class A and Class B Certificate-
              holder's Statements for the month of August 1998           22

     10       Series 1996-2 Class A and Class B Certificate-
              holder's Statements for the month of August 1998           24

     11       Series 1996-3 Class A and Class B Certificate-
              holder's Statements for the month of August 1998           26


     12       Series 1997-1 Class A and Class B Certificate-
              holder's Statements for the month of August 1998           28


     13       Series 1997-2 Class A and Class B Certificate-
              holder's Statements for the month of August 1998           30

     14       Series 1998-1 Class A and Class B Certificate-
              holder's Statements for the month of August 1998           33


     15       Series 1998-2 Class A and Class B Certificate-
              holder's Statements for the month of August 1998           36


     16       Series 1998-3 Class A and Class B Certificate-
              holder's Statements for the month of August 1998           39


     17       Trust Excess Spread Analysis                               42



                                                                    Page 6 of 42